EXHIBIT 99.7
                                LICENSE AGREEMENT

     LICENSE AGREEMENT (the "Agreement") made as of this 3rd day of August, 2000 (the "Effective Date"), between Magnitude Network, Inc., a Delaware corporation ("Magnitude"), and Globalmedia.Com., a Nevada corporation ("Globalmedia").
Magnitude and Globalmedia are each referred to herein as a "Party" and collectively as the "Parties."

     WHEREAS, Globalmedia has purchased certain software (the "Software") from Magnitude, pursuant to that certain Asset Purchase Agreement, by and between Globalmedia and Magnitude; and

     WHEREAS, Globalmedia desires to grant to Magnitude certain licenses for the purpose of using the Software;

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Globalmedia and Magnitude hereby agree as follows:

1. DEFINITIONS

     For purposes of this Agreement, the following capitalized terms shall have the following meanings:

     "Affiliate" means a person or entity more than 20% owned by a Party, any person or business entity which owns more than 20% of a Party, or any person or business entity that is more than 20% owned by a business entity that owns more than 20% of a Party.

     "Documentation" means all end user and system documentation, manuals, flow charts, program listings, programmers' notes, error logs, diagnostic reports, benchmark results and similar materials describing or relating to the Software, or their operation or performance.

     "Globalmedia   Technology"   means,   collectively,    the   Software   and
Documentation.

     "Intellectual Property Rights" means all world wide patent, copyright, trademark, trade secret, mask work and other industrial and intellectual property rights, whether arising under statute or common-law and including all applications for registration and registrations of such rights and all renewals, reissuances and extensions thereof.

     "Modifications" means all updates, upgrades, corrections, bug fixes, revisions, modifications, new functions, new features, new versions and other improvements of any kind to the Software and all modifications and updates to Documentation.

     "Object Code Form" means a form of software code resulting from the translation or processing of software in Source Code Form by a computer into machine language or intermediate code, which thus is in a form that would not be convenient to human understanding of the program.

     "Software" has the meaning specified in the above recitals, and for greater specificity means the software programs listed on Exhibit A attached hereto.

     "Source Code Form" means a form in which a computer program's logic is easily deduced by a human being with skill in the art, such as a printed listing of the program or a form from which a printed listing can be easily generated.

2. LICENSE GRANT

     Subject as expressly set out herein, Globalmedia hereby grants, under all of Globalmedia's Intellectual Property rights in the Globalmedia Technology, to Magnitude, a worldwide, royalty-free, sub-licensable right and license to use, modify, distribute, exploit and copy the Software in Object Code Form and Source Code Form and related Documentation and create derivative works of all of the foregoing, for any and all purposes. Such license does not include a license for Magnitude to use, modify, distribute, exploit or copy any Modifications conceived, created or developed by Globalmedia or any party on behalf of Globalmedia. Magnitude is solely responsible for and shall promptly pay all sales, value-added, goods and services and other similar taxes that become payable by Magnitude as a result of the granting of this license.


3. DELIVERY OF SOFTWARE

         Globalmedia represents that one (1) copy of the Software, in Source Code Form and Object Code Form, and all related Documentation, have been delivered to Magnitude on the Effective Date in the form delivered to Globalmedia by Magnitude. To the extent that the above license includes a license of trademark rights, Magnitude shall at all times follow Globalmedia's reasonable directions as to quality control in relation to the Software used in association with such trademarks. Magnitude shall at all times upon receipt of prior reasonable notice, permit Globalmedia with access to Magnitude's business premises and samples of all Magnitude marketing and advertising materials bearing any Globalmedia trademarks used in association with the Software, to permit Globalmedia to ensure that Magnitude is complying Globalmedia's reasonable quality control standards. All goodwill generated by Magnitude's use of such trademarks shall be deemed to inure to the exclusive benefit of Globalmedia. Globalmedia is under no obligation to provide any services in respect of the Globalmedia Technology, including any support, maintenance, de-bugging, error-correction, integration, conversion., training or consulting services.

4. OWNERSHIP

     4.1 Magnitude acknowledges that, as between Magnitude and Globalmedia, the Globalmedia Technology, all Modifications thereto conceived, created or developed by or on behalf of Globalmedia ("Globalmedia Modifications") and all Intellectual Property Rights therein are and shall remain the exclusive property of Globalmedia or its Affiliates. All copies of the Globalmedia Technology distributed by Magnitude shall bear such reasonable and customary copyright, trademark and other proprietary notices indicating Globalmedia's ownership as directed by Globalmedia from time to time.

     4.2 Globalmedia acknowledges and agrees that, subject to Globalmedia's ownership of the underlying Globalmedia Technology, all Globalmedia Modifications and all Intellectual Property Rights therein, all Magnitude products, whether or not the Software is integrated into or combined with them, all Modifications conceived, created or developed by or on behalf of Magnitude, all derivative works of the Globalmedia Technology created or developed by or on behalf of Magnitude and all Intellectual Property Rights therein ("Magnitude Products") are, shall be and shall remain the property of Magnitude. Globalmedia understands that Magnitude Products may include, among other things, functionality similar to the functionality of the Software. Based on this understanding, Globalmedia agrees that such functional similarity shall not form the basis for any claim that Globalmedia has any ownership interest in or to such Magnitude Products.

5. NO WARRANTIES

     5.1 AS GLOBALMEDIA HAS ACQUIRED THE GLOBALMEDIA TECHNOLOGY FROM MAGNITUDE, GLOBALMEDIA MAKES NO WARRANTIES OR CONDITIONS OF ANY KIND ABOUT THE GLOBALMEDIA TECHNOLOGY TO MAGNITUDE, ANY MAGNITUDE AFFILIATE OR ANY OTHER PARTY. WITHOUT LIMITING THE FOREGOING GLOBALMEDIA HEREBY DISCLAIMS ALL WARRANTIES AND CONDITIONS WITH RESPECT TO THE GLOBALMEDIA TECHNOLOGY AND ALL MODIFICATIONS, INCLUDING ALL EXPRESS, IMPLIED, STATUTORY AND OTHER WARRRANTIES OR CONDITIONS OF OWNERSHIP, NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, FUNCTIONALITY, DURABILITY, MERCHANTABLILITY, FITNESS FOR A PARTICULAR OR ANY PURPOSE OR ARISING AS A RESULT OF USAGE OR COURSE OF TRADE. GLOBALMEDIA DOES NOT WARRANT OR REPRESENT THAT THE SOFTWARE OR ANY MODIFICATIONS WILL OPERATE UNINTERRUPTED OR ERROR-FREE.

     5.2 GLOBALMEDIA SHALL NOT BE LIABLE TO MAGNITUDE, ANY MAGNITUDE AFFILIATE OR ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL,EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST BUSINESS, LOST REVENUES, LOST PROFITS OR LOST DATA, IN CONNECTION WITH THE USE, INABILITY TO USE OR MALFUNCTION OF THE GLOBALMEDIA TECHNOLOGY OR ANY MODIFICATIONS.

     5.3 Notwithstanding anything in this Agreement, the maximum aggregate liability of Globalmedia to Magnitude, any Magnitude Affiliate and any other third party for any action or cause of action arising out of this Agreement or otherwise in connection with the Globalmedia Technology and any Modifications, whether based in contract, including fundamental breach, tort, including negligence, for infringement of Intellectual Property Rights, or any other legal theory, shall in no event exceed the sum of $100.00 (U.S. Funds). Magnitude acknowledges that Globalmedia is only willing to enter into this Agreement and to purchase the Globalmedia Technology from Magnitude on the basis that Magnitude is willing to be bound by the exclusions and limitations of liability set out herein, all of which shall survive the termination of this Agreement for any reason whatsoever.

6. TERM AND TERMINATION

     The term of this Agreement shall commence on the Effective Date, and, unless earlier terminated, shall terminate automatically on the ninety-ninth anniversary of the Effective Date. Globalmedia may not terminate this Agreement without cause. Without limiting the foregoing, "cause" permitting Globalmedia to terminate this Agreement shall include: (a) Magnitude breaching a material term of this Agreement and failing to remedy such material breach within 30 business days of being notified by Globalmedia of such breach where such notice specifies that this Agreement will be terminated if such breach is not cured within such time period; or (b) if an Affiliate to whom Magnitude assigns this Agreement pursuant to Section 8.2 hereof (the "Assignee"), becomes insolvent or bankrupt, seeks protection from its creditors under any applicable legislation, ceases carrying on business, if an order winding up the business of the Assignee is made, or if the Assignee resolves to wind up its business. Immediately upon termination of this Agreement for any reason, Magnitude shall cease all further use and copying of the Globalmedia Technology and shall deliver up to Globalmedia and/or delete from its files and/or destroy, all copies of the Globalmedia Technology then in the possession or control of Magnitude, any Magnitude Affiliates and those persons that Magnitude is legally responsible for.

7. INDEMNIFICATION

     Magnitude shall promptly notify Globalmedia in writing if Magnitude becomes aware of any actual or potential infringement of the Globalmedia Technology by any third party or of any actual or potential infringement by the Globalmedia Technology of any third party rights. In either such case, Magnitude shall take no steps to defend, prosecute, settle or compromise any such matter without the express prior written consent of Globalmedia. Globalmedia shall have no obligation to defend, prosecute or settle any such action; however Magnitude may defend, prosecute or settle such action if Globalmedia fails to do so within twenty (20) days of Globalmedia's receipt of Magnitude's written request for Globalmedia to take such action. Globalmedia shall have no obligation to indemnify Magnitude for any damage, cost, loss or expense, including legal fees and disbursements, suffered or incurred by Magnitude, any Magnitude Affiliate or any other party as a result of any such matter. Magnitude shall fully defend and save harmless Globalmedia from and against all damage, cost, loss and expense, including all reasonable legal fees and disbursements invoiced to Globalmedia on an ongoing basis, suffered or incurred by Globalmedia as aresult of (a) any claim by any Magnitude Affiliate or any other party arising out of the use, inability to use or malfunction of the Globalmedia Technology, where such Affiliate or other person has contracted with Magnitude to use the Globalmedia Technology or for Magnitude to provide any service based on or utilizing the Globalmedia Technology or (b) Magnitude defending, prosecuting or settling any action relating to the Globalmedia Technology.

8. MISCELLANEOUS

     8.1 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.


     8.2 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Magnitude may not assign this Agreement or any of its rights, interests, covenants or obligations hereunder without the express prior written consent of Globalmedia; provided, however, that Magnitude may assign this Agreement in full to any Magnitude Affiliate (including without limitation, an assignment to a Magnitude Affiliate in connection with the distribution of assets of Magnitude), without the prior written consent of Globalmedia, provided that in such case, Magnitude shall provide written notice of such transaction to Globalmedia as soon as reasonably practical, such Affiliate shall promptly execute and deliver such documentation reasonably required by Globalmedia to evidence its being bound by the terms and conditions set out herein and Magnitude shall continue to be bound by all of its covenants and obligations set out herein notwithstanding any such assignment until such time as the Affilliate, in the reasonable opinion of Globalmedia, has sufficient financial resources to fulfill all of its obligations under this Agreement. Any other purported assignment of this Agreement shall be null and void and shall constitute a material breach of this Agreement by Magnitude.

     8.3 Counterparts and Electronic Means. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy shall be deemed to be execution and delivery of this Agreement as of the Effective Date.

     8.4 Headings. The section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     8.5 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered if delivered in person or by means evidenced by a delivery receipt, in each case to the intended recipient as set forth below:


If to Magnitude:                        with a copy to:
Magnitude Corporation                   CMGI, Inc.
c/o iCAST Corporation                   100 Brickstone Square
78 Dragon Court                         Andover, MA USA 01810
Woburn, MA 01801                        Attn: General Counsel
Attention: Chief Financial Officer
                                        Tel: (978) 684-3600
Tel: (781) 994-4100                     Fax: (978) 684-3601
Fax: (781) 994-0700



If to Globalmedia:                      with a copy to:
Globalmedia.Com                         Clark, Wilson
400 Robson Street                       800-885 West Georgia Street,
Vancouver, B.C., Canada                 Vancouver, B.C., Canada,
V6A 3A6                                 V6C 3H1
Attn: Chief Financial Officer           Attn: David Cowan, Esq.

Tel: (604) 688-9994                     Tel: (604) 687-5700
Fax: (604) 688-9996                     Fax: (604) 687-6314

     8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Massachusetts. Any dispute arising out of or in connection with this Agreement shall be referred exclusively to the federal or state court in Suffolk County, Massachusetts. Each Party hereby irrevocably consents to the jurisdiction of such courts and waives any objection which it might have with respect thereto.

     8.7 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both Parties. No waiver by a Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     8.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     8.9 Confidentiality. Magnitude acknowledges that the Globalmedia Technology and all Globalmedia Modifications represent proprietary, confidential and trade secret information of Globalmedia for which Globalmedia has paid significant, valuable consideration to Magnitude. Accordingly, Magnitude shall not disclose to any party other than an Magnitude Affiliate, any information relating to the Globalmedia Technology and the Globalmedia Modifications (collectively the "Confidential Information" and shall not reproduce any Confidential Information or use any Confidential Information other than for the express purpose of exercising the license granted herein on the terms permitted herein, all without the express prior written consent of Globalmedia. Any disclosure that is permitted hereunder shall be pursuant to a written non-disclosure agreement containing provisions at least as restrictive as those set out in this Section
8.9. Magnitude shall be directly liable to Globalmedia in the event of any unauthorized, reproduction, disclosure or use by any such disclosee of the Confidential Information. Magnitude recognizes that a breach by Magnitude of any of its covenants herein would result in irreparable harm to Globalmedia and that Globalmedia could not adequately be compensated for such harm by monetary award. Accordingly, in the event of any such breach or threatened breach, in addition to all other remedies available to Globalmedia at law or in equity, Globalmedia shall be entitled, as a matter of right, to apply to a court of competent equitable jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance by Magnitude with the provisions of this Agreement without the necessity of proving actual damage to Globalmedia. Upon termination of this Agreement for any reason,

Magnitude shall immediately deliver up to Globalmedia or destroy all copies of any Confidential Information then in the possession or control of Magnitude, any Magnitude Affiliate and any other party that Magnitude is legally responsible for and Magnitude shall not retain any Confidential Information in any form or media. For the purpose of this Agreement "Confidential Information" does not include information that: (1) is, at the time of disclosure, publicly available or subsequently becomes publicly available (other than as a result of a breach of this Agreement by Magnitude), or (2) information that Magnitude can prove, through written records, was lawfully obtained by it from other persons who are not themselves obligated to keep such information confidential or did not impose any nondisclosure obligations on Magnitude with respect to such information, or
(3) is independently developed by Magnitude without reference to any Confidential Information, or (4) is required to be disclosed by Magnitude to comply with applicable laws or governmental regulations, in which case Magnitude shall take reasonable and lawful actions to minimize the extent of such disclosure.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                                  MAGNITUDE NETWORK, INC.

                                                  By: /s/ Todd I. Schmidt
                                                      --------------------------
                                                  Name: Todd I. Schmidt
                                                  Title: President


                                                  GLOBALMEDIA.COM
                                                  By: /s/ Winston Barta
                                                      -------------------------
                                                  Name:  Winston Barta
                                                  Title: Executive V.P.




     Signature Page to License Agreement between Magnitude Network, Inc. and Globalmedia.com dated as of August 3, 2000.

                                    EXHIBIT A



Magnitude
Network, Inc.
                                    Software
Prepared:
7/20/00



Application    Description:
--------------------------------------------------------------------------------
Now Playing    Application which displays,  in real-time,  the song and artist information for what is on a specific radio station; tied into station's automation system
--------------------------------------------------------------------------------
MagBox, v 1.0  Equipment  and software for  streaming  audio (over a T-1)
               directly from a radio station's soundboard over the Internet;
               required on-location engineer setup and configuration, offered limited connections

MagBox, v 2.0  Equipment  and software for  streaming  audio  directly  from a radio station's soundboard over the Internet; required no engineer visit (plug-and-play); complete remote administration; offers unlimited connections; self-monitoring system prevented any signal outages

MagBox, v 3.0  Research upgraded hardware/software to improve sound quality;
               added both Windows Media Technology and RealAudio support; wrote stream "keep-alive" scripts to auto-reboot encoders under
               Windows NT
--------------------------------------------------------------------------------
Store, v 1.0   On-line music and movies store, basic order functionality and outsourced fulfillment

Store, v 2.0  "Facelift" to old store offered  improved user  interface, product features by station, product couponing by station, Consumer order tracking system

Store, v 3.0   Behind-the scenes re-design of entire application, offering automatic EDI ordering; customer email status updates;
               newsletters; support for multiple fulfillment houses;
               "custom" stores for individual radio stations

Store, v 4.0   Create branded store with advanced functionality;  complete discography; "smart cart"; "wish list";  couponing;  complete re-design of user interface;  product pricing by station;
               personalized store; automated financial systems; and sound samples
--------------------------------------------------------------------------------
Website admin
system, v 1.0 Individualized administrative system for website content update

Website admin
system, v 2.0 Combined administrative system for all website content update;
              also functionality for tracking website activity

Website admin
system, v 3.0  Completely  modular website system; list of website "objects"
               that can be added to any part of website; centralized administration; improved user interface; on-line help files
--------------------------------------------------------------------------------

Radio Events
Audio Streaming  Completely self-contained equipment and configured software for streaming live events on-location for minimal cost; offering unlimited connections; no on-site engineer necessary (plug-and-play)
--------------------------------------------------------------------------------
Browser-based
player Create embedded player to provide branding opportunities to sponsors and radio stations.
--------------------------------------------------------------------------------
Web Site
Traffic Data
Application, v 1.0  Custom web visiting measurement and reporting application by
                    "hits," page views, and unique visitors

Web Site Traffic
Data Application,
v 2.0 Created new GUI for web visiting measurement and reporting application by "hits," page views, and unique visitors
--------------------------------------------------------------------------------
Custom Page
Creation
Application, v 1.0 Customized web page and graphics auto-creation tools built on
                   Cold Fusion platform allowing radio stations to create new pages with text and graphics without knowing HTML

Custom Page
Creation
Application, v 2.0  New custom web page and graphics tools to replace limited tools built on Cold Fusion platform and expand ability of radio station staffs to create pages without knowing HTML
--------------------------------------------------------------------------------
Radio Message     Custom administrative application enabling radio station staff
Board             to edit or delete messages posted on web site message board
Application v1.0  page



Radio Message  Custom administrative application enabling radio station staff to
Board          edit or delete messages posted on web site message board page
Application v
2.0

--------------------------------------------------------------------------------
Radio Contest
Application v1.0 Custom administrative application enabling radio station staff to create contests using text, graphics, and e-mail entry forms without knowing HTML
--------------------------------------------------------------------------------
Integrated Playlist
Application     Custom administrative application enabling radio station staff to create playlists of station's music and link song titles to purchase of CDs without knowing HTML

--------------------------------------------------------------------------------
"Hotlinks"    Custom administrative application enabling radio station staff to
Application   create text descriptions and links to favorite or featured web sites without knowing HTML

--------------------------------------------------------------------------------
Radio Events Custom administrative application enabling radio station staff to and Remotes edit events and post schedules of air talent appearances without Application knowing HTML